                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Glossary of Terms................................  5
Performance Results..............................  7
Portfolio of Investments.........................  8
Statement of Assets and Liabilities.............. 14
Statement of Operations.......................... 15
Statement of Changes in Net Assets............... 16
Financial Highlights............................. 17
Notes to Financial Statements.................... 18
Dividend Reinvestment Plan....................... 23

VKS SAR 6/98

                             LETTER TO SHAREHOLDERS

May 22, 1998

Dear Shareholder,
    The Taxpayer Relief Act of 1997,
signed into law by President Clinton
last year, was created to fill the need
for a broad variety of tax-advantaged
investments to promote asset growth. We
are pleased that you selected our Trust                [PHOTO]
as a vehicle to provide the potential
for tax-free income within your
investment portfolio. As you are aware,
dividends distributed by the Trust are
generally free from federal income        DENNIS J. MCDONNELL AND DON G. POWELL
taxes, and often from state and local
taxes as well. At Van Kampen American Capital, we strive not only for a high level of current income, but total return performance as well.

ECONOMIC OVERVIEW
    After nearly seven years of continuous growth, the economy remained buoyant with few signs of accelerating inflation. Wholesale prices in the first quarter plummeted at an annual rate of 4.2 percent, while consumer prices inched up 0.2 percent and employment costs rose just 0.7 percent. However, inflationary pressures were eased by factors such as lower oil prices, increasing productivity, and a pending budget surplus. The Asian financial crisis led to a stronger dollar and a decline in the prices of Asian imports, which in turn has discouraged price increases on competing U.S. goods.
    To date, Asia's slowdown has had a modest impact on U.S. economic growth. In the first quarter, the U.S. economy grew at a 4.2 percent annual rate, its fastest pace in the past year. Strong consumer spending and inventory buildup by manufacturers offset a decrease in exports to Asia. Despite the economy's strength, the Federal Reserve Board refrained from raising interest rates, given the lack of domestic inflationary pressure and concerns about Asia's economic future.

MARKET OVERVIEW
    Against the backdrop of benign inflation and no action by the Fed, U.S. bond prices rose during the past six months, although they ended the reporting period below the highs reached in early January.
    The yield of the 30-year Treasury bond, which moves in the opposite direction of its price, fell from 6.15 percent on October 31 to 5.95 percent on April 30. Bond prices hit a record high as yields reached 5.69 percent in early January amidst expectations that the Fed would cut interest rates, but the yield went back to 6.00 percent in early March after the Fed chose not to act. Yields were volatile for the rest of the reporting period, as

                                                           Continued on page two
foreign investors sold U.S. Treasury holdings and investors began to fear that the Fed was leaning toward a rate hike.
    Municipal bond yields generally moved in unison with Treasuries but did not gain nearly as much in price. By the end of the reporting period, the average yield of AAA-rated, 30-year generic general obligation bonds was 5.14 percent, two basis points above the yield posted on October 31 of last year. The underperformance of municipal bonds can be attributed in part to heavy supply that outpaced demand. Supply increased as state and local governments took advantage of low interest rates by issuing bonds to refinance outstanding issues with higher interest rates, as well as to fund new projects. In the first quarter, long-term municipal issuance totaled $71 billion, up from $40 billion a year earlier.
    More than half of the new issue volume was AAA-rated and insured, which significantly diminished the amount of uninsured, higher-yielding securities available in the marketplace. The dominance of insured volume and the high demand for uninsured paper created an imbalance that compressed the yields between higher-quality and lower-quality bonds.

[CREDIT QUALITY GRAPH]

Portfolio Composition by Credit Quality
  as of April 30, 1998*

AAA.......................  52.8%
AA........................  14.1%
A.........................   7.8%
BBB.......................  22.8%
BB........................   2.5%


* As a Percentage of Long-Term Investments
  Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's.

TRUST STRATEGY

    We used the following strategies to manage the Trust during the period:
    We maintained a mix of high-quality and low-quality bonds in order to balance the portfolio's volatility in response to changing market conditions. Higher-quality issues generally have performed better than lower-rated securities when interest rates are falling, which was the case for most of the period. Lower-quality securities tend to outperform when rates are rising, and they usually pay higher yields. During the reporting period, we replaced some higher-quality securities with bonds rated A and below in order to preserve the Trust's dividend. The percentage of non-investment-grade holdings, however, remained well below the 20 percent allowed by the Trust's prospectus because the yield advantage of these bonds was not significant enough to reward the investor for the added credit risk.

                                                         Continued on page three

    Overall, we limited the number of acquisitions because current market yields were below the average yield of bonds in the Trust. However, some of the Trust's bonds had their durations reduced after they were prerefunded by their issuers and began to trade like short-term securities. We replaced several of these bonds with new long-term securities, which extended the call protection of the Trust.
    We sold bonds which had outperformed the market in order to capture the price appreciation, and replace them with securities we felt were undervalued and had strong potential for an increase in price. These trades involved swaps between different states and different coupons. We had little trouble finding replacement bonds because there was a substantial supply of new securities from which to choose.
    Most of our purchases were discount securities. These bonds have the potential to appreciate as they reach maturity and tend to have a longer duration, which makes them more sensitive to changing interest rates. Discount bonds helped offset the declining duration of the portfolio that occurred as the low interest rate environment caused bonds to be priced to call dates rather than maturities. As of April 30, the duration of the Trust was 6.9 years compared with 7.76 years for the Lehman Brothers Insured Municipal Index. Because of the longer-term nature of the Trust, the calculation of this index's duration has been adjusted to eliminate bonds with maturities of five years or less.

TOP FIVE PORTFOLIO SECTORS AS OF APRIL 30, 1998*

        Health Care....................... 25.3%
        General Purpose................... 17.3%
        Single-Family Housing............. 10.8%
        Retail Electric/Gas/Telephone...... 8.5%
        Public Education................... 7.1%

*As a Percentage of Long-Term Investments

PERFORMANCE SUMMARY

    For the six-month period ended April 30, 1998, the Trust generated a total return of 5.99 percent(1). This reflects a gain in market price per common share from $12.750 on October 31, 1997, to $13.125 on April 30, 1998, plus reinvestment of all dividends. The Trust had a tax-exempt distribution rate of
5.94 percent(3), based on the closing price of its common shares. Because income from the Trust is exempt from federal income taxes, this distribution rate is equivalent to a yield of 9.28 percent(4) on a taxable investment for investors in the 36 percent federal income tax bracket. Please refer to the chart on page seven for additional performance numbers.

                                                          Continued on page four

                           [DIVIDEND HISTORY GRAPH]

Six-month Dividend History
For the Period Ended April 30, 1998

                                         Distribution per Common Share
Nov 1997.........................................  $.065
Dec 1997.........................................  $.065
Jan 1998.........................................  $.065
Feb 1998.........................................  $.065
Mar 1998.........................................  $.065
Apr 1998.........................................  $.065


The dividend history represents past performance of the Trust and does not predict the Trust's future distributions.

ECONOMIC OUTLOOK

    We expect the economy to slow from its brisk first-quarter pace, although the extent of the slowdown depends on the continued effects of Asia's crisis and on Fed policy. We believe the Fed is biased toward raising rates, given concerns about the economy's increasing strength. If economic strength ignites inflationary pressures, then we believe the Fed will raise interest rates later this year. As a result, the yield of the 30-year Treasury bond could top 6.25 percent.
    We will continue to track market developments and their effects on the Trust. When appropriate, we will make adjustments to the portfolio. As we mentioned earlier, our goal remains a high level of current income for investors, plus gains in total return. Thank you for your continued support and confidence in Van Kampen American Capital and the management of your Trust.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

                                              Please see footnotes on page seven

                               GLOSSARY OF TERMS

BASIS POINT: A measure used in quoting bond yields. One hundred basis points is equal to one percent. For example, if a bond's yield changes from 7.00 to 6.65 percent, it is a 35 basis point move.

CALL FEATURE: Allows the issuer to buy back a bond on specific call dates before maturity. Call dates and prices are set when the bond is issued. To compensate the bond holder for loss of income and ownership, the call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.

A callable bond is "priced to call" when it is selling at a premium, because it is assumed that the issuer will redeem the bond at its call date, rather than at maturity.

COUPON RATE: The stated rate of interest a bond pays until maturity, expressed as a percentage of its face value.

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investor Services are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D; Moody's ratings range from a high of Aaa to a low of D.

CREDIT SPREAD: The difference in yield between higher-quality issues and lower-quality issues. Normally, lower-quality issues provide higher yields than higher-quality issues in order to compensate investors for the additional credit risk.

DISCOUNT BOND: A bond whose market price is lower than its face value (or "par value"). Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected one-percent change in the price of the bond for every one-percent change in interest rates. The longer a fund's duration, the greater the effect of interest rate movements on net asset value. Typically, funds with shorter durations have performed better in rising rate environments, while funds with longer durations have performed better when rates decline.

FEDERAL RESERVE BOARD (THE FED): A group that meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GENERAL OBLIGATION BONDS: Bonds backed by the full faith and credit (taxing authority) of the issuer for timely payment of interest and principal. These bonds are issued to finance essential government projects, such as highways and schools.

INFLATION: An economic situation in which money supply and business activity dramatically increase, accompanied by sharply rising prices. Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

INSURED BOND: A bond that is insured against default by the municipal bond insurer. If the issuer defaults, the insurance company will step in and take over payments of interest and principal. As a result of this protection against credit risk, most municipal bonds are AAA-rated. Insurance on the bonds does not relate to mutual fund shares, which will fluctuate in price.

INVESTMENT GRADE BONDS: Securities rated BBB and above by Standard & Poor's or Baa and above by Moody's Investor Services. Bonds rated below BBB or Baa are noninvestment grade.

MARKET PRICE: The price of a share of a closed-end fund trading on a stock exchange. When the price is less than a fund's NAV, the fund is trading at a discount. When the price is more than the NAV, the fund is trading at a premium.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other governmental entity to finance capital expenditures such as the construction of highways or public works.

NET ASSET VALUE (NAV): The value of a fund share, calculated by deducting a fund's liabilities from its total assets and dividing this amount by the number of shares outstanding.

PREREFUNDING: A process whereby new bonds are issued to refinance an outstanding bond issue. This typically occurs when interest rates decline and an issuer replaces its higher-yielding bonds with current lower-yielding issues.

PREMIUM BOND: A bond whose market price is above its face value (or "par value"). Because bonds usually mature at face value, a premium bond has less potential to appreciate in price than a par bond.

YIELD SPREAD: The difference between the yields of distinct bonds, due to variant credit ratings or maturities. When yield spreads between bonds of different credit quality are narrow, there is less incentive to own the lower-quality bond. When yield spreads between bonds of different maturities are narrow, there is less incentive to own the bond with the longer maturity. In both cases, the investor is not being compensated for the additional risk.

ZERO COUPON BONDS: A corporate or municipal debt security that trades at a deep discount to face value and pays no interest. It may be redeemed at maturity for full face value.

            PERFORMANCE RESULTS FOR THE PERIOD ENDED APRIL 30, 1998

          VAN KAMPEN AMERICAN CAPITAL STRATEGIC SECTOR MUNICIPAL TRUST
                           (NYSE TICKER SYMBOL--VKS)


 COMMON SHARE TOTAL RETURNS

Six-month total return based on market price(1)............    5.99%
Six-month total return based on NAV(2).....................    2.71%

 DISTRIBUTION RATES

Distribution rate as a % of closing common stock
  price(3).................................................    5.94%
Taxable-equivalent distribution rate as a % of closing
  common stock price(4)....................................    9.28%

 SHARE VALUATIONS

Net asset value...........................................   $ 14.35
Closing common stock price................................   $13.125
Six-month high common stock price (04/03/98)..............   $13.875
Six-month low common stock price (11/07/97)...............   $12.750
Preferred share (Series A) rate(5)........................    3.530%
Preferred share (Series B) rate(5)........................    3.648%

(1)Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2)Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3)Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4)The taxable-equivalent distribution rate is calculated assuming a 36% federal income tax bracket.

(5)See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                            PORTFOLIO OF INVESTMENTS

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon     Maturity  Market Value
--------------------------------------------------------------------------------------------
          MUNICIPAL BONDS  99.2%
          ALABAMA  1.9%
$ 5,000   Alabama Wtr Pollutn Ctl Auth Revolving Fund Ln
          Ser A (AMBAC Insd).............................    5.000%   08/15/15  $  4,842,150
                                                                                ------------
          CALIFORNIA  14.2%
  3,330   Anaheim, CA Ctfs Partn Anaheim Mem Hosp Assn
          Rfdg (AMBAC Insd)..............................    5.000    05/15/13     3,284,912
  3,000   California Hlth Fac Fin Auth Rev Kaiser
          Permanente Med Cent............................    5.450    10/01/13     3,029,670
  6,420   California Pollutn Ctl Fin Auth Pollutn Ctl Rev
          Pacific Gas & Elec Co Ser B (MBIA Insd)........    6.350    06/01/09     6,926,024
  1,110   California Rural Home Mtg Fin Auth Single
          Family Mtg Rev Ser C (GNMA Collateralized).....    7.800    02/01/28     1,257,908
 10,000   California Statewide Cmntys Dev Auth Rev Ctfs
          Partn Insd Children's Hosp Rfdg (MBIA Insd)....    4.750    06/01/21     9,123,000
  2,000   Los Angeles Cnty, CA Pub Wks (FSA Insd)........    5.500    10/01/18     2,064,620
  2,000   Mount Diablo, CA Hosp Dist Rev Ser A (Embedded
          Cap) (AMBAC Insd)..............................    5.125    12/01/23     1,926,460
  3,000   Orange Cnty, CA Recovery Ser A Rfdg (MBIA
          Insd)..........................................    6.000    06/01/08     3,300,150
  4,300   Paramount, CA Redev Agy Tax Alloc Redev Proj
          Area No 1 Rfdg (MBIA Insd).....................    6.250    08/01/23     4,640,603
                                                                                ------------
                                                                                  35,553,347
                                                                                ------------
          COLORADO  5.2%
  1,000   Arapahoe Cnty, CO Cap Impt Trust Fund Hwy Rev
          E-470 Proj Ser B (Prerefunded @ 08/31/05)......    7.000    08/31/26     1,177,980
  1,875   Colorado Hsg Fin Auth Multi-Family Hsg Insd Mtg
          Ser A..........................................    6.800    10/01/37     2,014,650
  1,500   Colorado Hsg Fin Auth Single Family Pgm Sr Ser
          C1.............................................    7.550    11/01/27     1,694,340
  3,705   Colorado Hsg Fin Auth Single Family Pgm Sr Ser
          F..............................................    8.625    06/01/25     4,117,070
  3,415   Denver, CO City & Cnty Arpt Rev Ser B..........    6.900    11/15/00     3,624,169
  1,000   E-470 Pub Hwy Auth CO Rev Cap Apprec Sr Ser B
          Rfdg (MBIA Insd)...............................        *    09/01/22       268,480
                                                                                ------------
                                                                                  12,896,689
                                                                                ------------
          CONNECTICUT  1.3%
  1,500   Mashantucket Western Pequot Tribe CT Spl Rev
          Ser A, 144A - Private Placement (b)............    6.400    09/01/11     1,655,520
  1,500   Mashantucket Western Pequot Tribe CT Spl Rev
          Ser A, 144A - Private Placement (Prerefunded @
          09/01/07) (b)..................................    6.400    09/01/11     1,702,350
                                                                                ------------
                                                                                   3,357,870
                                                                                ------------
          FLORIDA  0.4%
  1,000   Tampa, FL Rev Hlth Sys Catholic Hlth Ser 3
          (MBIA Insd)....................................    4.750    11/15/28       903,250
                                                                                ------------

                                               See Notes to Financial Statements

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon     Maturity  Market Value
--------------------------------------------------------------------------------------------
          GEORGIA  2.7%
$ 3,000   Atlanta, GA Spl Purp Fac Rev Delta Airls Ser
          B..............................................    7.900%   12/01/18  $  3,198,960
  1,425   Georgia Muni Elec Auth Pwr Rev Ser A Rfdg (FGIC
          Insd)..........................................    5.500    01/01/12     1,491,961
  2,000   Georgia Muni Elec Auth Pwr Rev Ser Z Rfdg (FGIC
          Insd)..........................................    5.500    01/01/12     2,098,020
                                                                                ------------
                                                                                   6,788,941
                                                                                ------------
          ILLINOIS  6.5%
  2,060   Alton, IL Hosp Fac Rev Saint Anthony's Hlth
          Cent...........................................    5.875    09/01/06     2,173,588
  4,500   Chicago, IL O'Hare Intl Arpt Spl Fac Rev
          American Airls Inc Proj Ser A..................    7.875    11/01/25     4,898,160
  1,210   Chicago, IL O'Hare Intl Arpt Spl Fac Rev United
          Airls Inc Proj Ser 84C.........................    8.200    05/01/18     1,287,827
  1,635   Cook Cnty, IL Sch Dist 100 Berwyn South Rfdg
          (FSA Insd).....................................    8.100    12/01/15     2,196,966
  5,450   Illinois Hlth Fac Auth Rev Westlake Cmnty
          Hosp...........................................    7.750    01/01/04     5,659,389
                                                                                ------------
                                                                                  16,215,930
                                                                                ------------
          INDIANA  2.8%
  3,000   Kokomo, IN Hosp Auth Hosp Rev Saint Joseph Hosp
          & Hlth Cent Rfdg...............................    6.000    08/15/02     3,145,020
  2,000   Kokomo, IN Hosp Auth Hosp Rev Saint Joseph Hosp
          & Hlth Cent Rfdg...............................    6.250    08/15/05     2,174,160
    990   La Porte Cnty, IN Hosp Auth Hosp Fac Rev La
          Porte Hosp Inc Rfdg............................    5.900    03/01/01     1,016,156
    540   La Porte Cnty, IN Hosp Auth Hosp Fac Rev La
          Porte Hosp Inc Rfdg............................    6.000    03/01/02       559,321
                                                                                ------------
                                                                                   6,894,657
                                                                                ------------
          IOWA  2.1%
  5,000   Muscatine, IA Elec Rev Rfdg (AMBAC Insd) (d)...    6.125    01/01/12     5,316,300
                                                                                ------------
          KANSAS  2.2%
  5,000   Burlington, KS Pollutn Ctl Rev KS Gas & Elec Co
          Proj Rfdg (MBIA Insd)..........................    7.000    06/01/31     5,423,700
                                                                                ------------
          KENTUCKY  1.7%
  4,020   Louisville, KY Hsg Assistance Corp Mtg Rev
          Carrousel Pptys Ser A Rfdg (FHA Gtd)...........    8.300    07/01/24     4,329,661
                                                                                ------------
          LOUISIANA  0.5%
  1,250   Saint Charles Parish, LA Pollutn Ctl Rev LA Pwr
          & Lt Co Proj (FSA Insd)........................    7.500    06/01/21     1,368,025
                                                                                ------------
          MARYLAND  7.4%
  1,275   Baltimore, MD Ctfs Partn Brd of Edl Admin Proj
          Ser A Rfdg (MBIA Insd) (c).....................    5.000    04/01/15     1,193,936
  4,435   Maryland St Cmnty Dev Admin Dept Hsg & Cmnty
          Dev Rev Single Family Pgm Seventh Ser..........    7.300    04/01/25     4,748,821

                                               See Notes to Financial Statements

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon     Maturity  Market Value
--------------------------------------------------------------------------------------------
          MARYLAND (CONTINUED)
$ 6,325   Maryland St Hlth & Higher Edl Fac Auth Rev
          Greater Baltimore Med Cent Rfdg (FGIC Insd)....    5.000%   07/01/13  $  6,258,334
  6,270   Maryland St Hlth & Higher Edl Fac Auth Rev Subn
          Hosp Rfdg (AMBAC Insd).........................    5.000    07/01/13     6,203,914
                                                                                ------------
                                                                                  18,405,005
                                                                                ------------
          MASSACHUSETTS  2.1%
  1,775   Massachusetts Muni Whsl Elec Co Pwr Supply Sys
          Rev Ser B Rfdg.................................    6.750    07/01/05     1,933,366
  1,500   Massachusetts St Hlth & Edl Fac Auth Rev Cmnty
          Colleges Prog Ser B Rfdg (AMBAC Insd)..........    5.000    10/01/18     1,442,400
  1,705   Massachusetts St Hlth & Edl Fac Auth Rev Vly
          Regl Hlth Sys Ser C Rfdg (Connie Lee Insd).....    7.000    07/01/09     1,997,987
                                                                                ------------
                                                                                   5,373,753
                                                                                ------------
          MICHIGAN  2.5%
  1,355   Flint, MI Hosp Bldg Auth Rev Hurley Med Cent
          Ser A Rfdg.....................................    5.750    07/01/03     1,409,444
  2,745   Michigan Muni Bond Auth Rev St Revolving
          Fund...........................................    5.400    10/01/14     2,788,453
  1,000   Michigan St Hosp Fin Auth Rev Hosp Genesys Regl
          Med Rfdg (ACA Insd)............................    5.500    10/01/18     1,002,470
  1,000   Michigan St Hosp Fin Auth Rev Hosp Genesys Regl
          Med Rfdg (ACA Insd)............................    5.500    10/01/27       997,060
                                                                                ------------
                                                                                   6,197,427
                                                                                ------------
          MINNESOTA  0.5%
  1,295   Eden Prairie, MN Multi-Family Hsg Rev Edendale
          Apts Ser A Rfdg (GNMA Collateralized)..........    5.550    12/01/24     1,319,320
                                                                                ------------
          MISSISSIPPI  1.9%
  1,990   Mississippi Home Corp Single Family Rev Mtg Ser
          C (GNMA Collateralized)........................    7.600    06/01/29     2,249,576
  1,171   Mississippi Home Corp Single Family Rev Mtg Ser
          D (GNMA Collateralized)........................    8.100    12/01/24     1,307,652
  1,000   Mississippi Home Corp Single Family Rev Mtg Ser
          F (GNMA Collateralized)........................    7.550    12/01/27     1,132,260
                                                                                ------------
                                                                                   4,689,488
                                                                                ------------
          MISSOURI  0.8%
    765   Missouri St Hlth & Edl Fac Auth Hlth Fac Rev
          Lake of the Ozarks Genl Hosp...................    6.250    02/15/11       814,771
    980   Missouri St Hsg Dev Comm Mtg Rev Single Family
          Ln Ser A (GNMA Collateralized).................    7.200    09/01/26     1,099,364
                                                                                ------------
                                                                                   1,914,135
                                                                                ------------
          MONTANA  0.4%
  1,000   Crow Fin Auth MT Tribal Purp Rev...............    5.700    10/01/27     1,005,780
                                                                                ------------

                                               See Notes to Financial Statements

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon     Maturity  Market Value
--------------------------------------------------------------------------------------------
          NEVADA  0.9%
$ 2,160   Nevada Hsg Division Single Family Pgm Ser E
          (FHA Gtd)......................................    6.900%   10/01/11  $  2,306,038
                                                                                ------------
          NEW JERSEY  2.0%
  2,000   New Jersey Econ Dev Auth Dist Heating & Cooling
          Rev Trigen Trenton Ser A.......................    6.200    12/01/10     2,112,400
  2,500   New Jersey Econ Dev Auth Wtr Fac Rev NJ
          American Wtr Co Inc Proj Ser A (FGIC Insd).....    6.875    11/01/34     2,796,725
                                                                                ------------
                                                                                   4,909,125
                                                                                ------------
          NEW YORK 12.3%
  1,615   New York City Muni Wtr Fin Auth Wtr & Swr Sys
          Rev Ser A (Prerefunded @ 06/15/99) (FGIC
          Insd)..........................................    6.750    06/15/14     1,690,291
  2,520   New York City Ser B (Prerefunded @ 08/15/04)...    7.250    08/15/19     2,927,660
  5,000   New York City Ser B1 (Prerefunded @
          08/15/04)......................................    7.000    08/15/16     5,740,850
  4,235   New York City Ser C............................    7.250    08/15/24     4,556,352
  1,730   New York City Ser C (Prerefunded @ 08/15/01)...    7.250    08/15/24     1,889,662
  2,000   New York City Ser G............................    5.750    02/01/14     2,067,660
  4,355   New York St Dorm Auth Rev Court Fac Lease Ser
          A..............................................    5.500    05/15/10     4,443,973
  1,155   New York St Dorm Auth Rev Secured Hosp Wyckoff
          Hts Ser H Rfdg.................................    5.200    02/15/14     1,128,643
    595   New York St Med Care Fac Fin Agy Rev Mental
          Hlth Svcs Fac Impt Ser B.......................    7.625    08/15/17       662,098
  1,285   New York St Med Care Fac Fin Agy Rev Mental
          Hlth Svcs Fac Impt Ser B (Prerefunded @
          08/15/01)......................................    7.625    08/15/17     1,437,697
  4,350   Triborough Brdg & Tunl Auth NY Rev Genl Purp
          Ser A Rfdg.....................................    5.000    01/01/12     4,307,239
                                                                                ------------
                                                                                  30,852,125
                                                                                ------------
          NORTH CAROLINA 0.3%
  2,500   University of NC Chapel Hill Rev Util Sys
          Rfdg...........................................        *    08/01/20       777,175
                                                                                ------------
          OHIO 4.6%
  1,000   Akron, OH Ctfs Partn Akron Muni Baseball
          Stadium Proj (a)...............................  0/6.500    12/01/07       894,400
  1,000   Cleveland, OH Arpt Spl Rev Ref Continental
          Airlines Inc (c)...............................    5.700    12/01/19       977,480
  1,000   Delaware Cnty, OH Hlthcare Fac Rev Mtg Centrum
          at Willow Brook (FHA Gtd)......................    6.550    02/01/35     1,093,750
  2,045   Marion Cnty, OH Hosp Impt Rev Cmnty Hosp
          Rfdg...........................................    6.000    05/15/05     2,169,438
  1,000   Miami Cnty, OH Hosp Fac Rev Upper Vly Med Cent
          Ser C Rfdg & Impt..............................    6.000    05/15/06     1,073,740
  1,300   Montgomery Cnty, OH Hosp Rev Grandview Hosp &
          Med Cent Rfdg..................................    5.500    12/01/10     1,320,540
  3,000   Ohio Hsg Fin Agy Mtg Rev (GNMA
          Collateralized)................................    6.050    09/01/17     3,160,860

                                               See Notes to Financial Statements

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon     Maturity  Market Value
--------------------------------------------------------------------------------------------
          OHIO (CONTINUED)
$   885   Toledo, OH Multi-Family Hsg Impt Commodore
          Perry (FGIC Insd)..............................    5.400%   12/01/23  $    882,522
                                                                                ------------
                                                                                  11,572,730
                                                                                ------------
          OKLAHOMA 1.1%
  2,750   Shawnee, OK Hosp Auth Hosp Rev MidAmerica
          Hlthcare Inc Rfdg..............................    6.125    10/01/14     2,861,045
                                                                                ------------
          PENNSYLVANIA 10.2%
  1,000   Allegheny Cnty, PA Indl Dev Auth Rev
          Environmental Impt USX Corp Proj Rfdg..........    6.100    07/15/20     1,048,800
  3,000   Delaware Cnty, PA Auth Hlth Care Rev Mercy Hlth
          Corp Southeastn Ser B (Prerefunded @
          11/15/05)......................................    6.000    11/15/07     3,266,010
  6,000   Pennsylvania Intergovtl Coop Auth Spl Tax Rev
          City of Philadelphia Fdg Pgm (FGIC Insd).......    5.350    06/15/07     6,178,200
 10,000   Pennsylvania St Ctfs Partn Ser A Rfdg (AMBAC
          Insd)..........................................    5.400    07/01/09    10,229,900
  4,325   Philadelphia, PA Hosps & Higher Edl Auth Fac
          Hosp Rev.......................................    6.350    07/01/07     4,678,785
                                                                                ------------
                                                                                  25,401,695
                                                                                ------------
          TENNESSEE 1.0%
  2,485   Shelby Cnty, TN Hlth Edl & Hsg Fac Brd Rev Edl
          Fac Christian Brother Rfdg.....................    5.750    09/01/16     2,523,517
                                                                                ------------
          TEXAS 4.2%
  3,000   Harris Cnty, TX Toll Road Sr Lien Rfdg (AMBAC
          Insd)..........................................    4.950    08/15/06     3,077,760
  2,000   Houston, TX Arpt Sys Rev Spl Fac Continental
          Airls..........................................    6.125    07/15/17     2,087,700
  2,490   San Antonio, TX Arpt Sys Rev Rfdg (AMBAC
          Insd)..........................................    7.375    07/01/13     2,833,944
  1,750   Texas Hsg Agy Residential Dev Rev Mtg Ser D
          (GNMA Collateralized)..........................    8.400    01/01/21     1,821,960
  2,090   Wylie, TX Indpt Sch Dist Cap Apprec Rfdg (PSF
          Gtd)...........................................        *    08/15/20       614,146
                                                                                ------------
                                                                                  10,435,510
                                                                                ------------
          UTAH 3.3%
  3,000   Intermountain Pwr Agy UT Pwr Supply Rev Ser B
          Rfdg (MBIA Insd)...............................    5.750    07/01/19     3,133,050
  3,000   Salt Lake City, UT Arpt Rev Delta Airls Inc
          Proj...........................................    7.900    06/01/17     3,161,790
  1,800   Utah St Hsg Fin Agy Single Family Mtg Sr Ser
          D2.............................................    6.850    07/01/25     1,901,088
                                                                                ------------
                                                                                   8,195,928
                                                                                ------------

                                               See Notes to Financial Statements

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon     Maturity  Market Value
--------------------------------------------------------------------------------------------
          WASHINGTON 2.2%
$ 2,030   Washington St Pub Pwr Supply Sys Nuclear Proj
          No 3 Rev Ser C Rfdg (MBIA Insd)................        *    07/01/13  $    904,609
  3,380   Washington St Pub Pwr Supply Sys Nuclear Proj
          No 3 Rev Ser C Rfdg (MBIA Insd)................        *    07/01/15     1,331,517
  3,000   Washington St Ser B............................    5.500%   05/01/18     3,149,370
                                                                                ------------
                                                                                   5,385,496
                                                                                ------------
TOTAL INVESTMENTS  99.2%
  (Cost $227,928,826).........................................................   248,015,812
OTHER ASSETS IN EXCESS OF LIABILITIES  0.8%...................................     2,107,274
                                                                                ------------
NET ASSETS  100.0%............................................................  $250,123,086
                                                                                ============

*Zero coupon bond

(a) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(b) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

(c) Securities purchased on a when issued or delayed delivery basis.

(d) Assets segregated as collateral for when issued or delayed delivery purchase commitments and open option transactions.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $227,928,826).......................    $248,015,812
Cash........................................................          70,767
Receivables:
  Interest..................................................       4,638,786
  Investments Sold..........................................         156,299
Other.......................................................           3,426
                                                                ------------
      Total Assets..........................................     252,885,090
                                                                ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................       2,187,730
  Income Distributions--Common and Preferred Shares.........         180,493
  Investment Advisory Fee...................................         134,569
  Administrative Fee........................................          31,055
  Affiliates................................................          10,006
Trustees' Deferred Compensation and Retirement Plans........          81,510
Options at Market Value (Net premiums received of
  $48,386)..................................................          68,750
Accrued Expenses............................................          67,891
                                                                ------------
      Total Liabilities.....................................       2,762,004
                                                                ------------
NET ASSETS..................................................    $250,123,086
                                                                ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 1,900 issued with liquidation preference of
  $50,000 per share)........................................    $ 95,000,000
                                                                ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 10,806,700 shares issued and
  outstanding)..............................................         108,067
Paid in Surplus.............................................     149,167,283
Net Unrealized Appreciation.................................      20,066,622
Accumulated Undistributed Net Investment Income.............         702,459
Accumulated Net Realized Loss...............................     (14,921,345)
                                                                ------------
      Net Assets Applicable to Common Shares................     155,123,086
                                                                ------------
NET ASSETS..................................................    $250,123,086
                                                                ============
NET ASSET VALUE PER COMMON SHARE ($155,123,086 divided
  by 10,806,700 shares outstanding).........................    $      14.35
                                                                ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

              For the Six Months Ended April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------


INVESTMENT INCOME:
Interest....................................................  $ 7,146,514
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      813,446
Administrative Fee..........................................      187,718
Preferred Share Maintenance.................................      128,199
Trustees' Fees and Expenses.................................       13,211
Custody.....................................................        7,845
Legal.......................................................        5,383
Amortization of Organizational Costs........................        1,789
Other.......................................................       95,349
                                                              -----------
    Total Expenses..........................................    1,252,940
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 5,893,574
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $   544,433
  Options...................................................       66,278
  Futures...................................................       (6,302)
                                                              -----------
Net Realized Gain...........................................      604,409
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   20,631,407
                                                              -----------
  End of the Period:
    Investments.............................................   20,086,986
    Options.................................................      (20,364)
                                                              -----------
                                                               20,066,622
                                                              -----------
Net Unrealized Depreciation During the Period...............     (564,785)
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $    39,624
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 5,933,198
                                                              ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                    For the Six Months Ended April 30, 1998
                and the Year Ended October 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                         Six Months Ended      Year Ended
                                                          April 30, 1998    October 31, 1997
--------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...................................   $  5,893,574       $ 11,846,255
Net Realized Gain.......................................        604,409            601,101
Net Unrealized Appreciation/Depreciation During the
  Period................................................       (564,785)         6,699,050
                                                           ------------       ------------
Change in Net Assets from Operations....................      5,933,198         19,146,406
                                                           ------------       ------------
Distributions from Net Investment Income:
  Common Shares.........................................     (4,214,281)        (8,428,596)
  Preferred Shares......................................     (1,694,157)        (3,331,038)
                                                           ------------       ------------
Total Distributions.....................................     (5,908,438)       (11,759,634)
                                                           ------------       ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.....         24,760          7,386,772
NET ASSETS:
Beginning of the Period.................................    250,098,326        242,711,554
                                                           ------------       ------------
End of the Period (Including accumulated undistributed
  net investment income of $702,459 and $717,323,
  respectively).........................................   $250,123,086       $250,098,326
                                                           ============       ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

  The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                                            January 22, 1993
                                                                                             (Commencement
                                     Six Months            Year Ended October 31,            of Investment
                                       Ended        -------------------------------------    Operations) to
                                   April 30, 1998    1997      1996      1995      1994     October 31, 1993
------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
 Period (a)......................     $14.352       $13.669   $13.722   $12.284   $15.253       $13.808
                                      -------       -------   -------   -------   -------       -------
 Net Investment Income...........        .545         1.096     1.116     1.147     1.181          .803
 Net Realized and Unrealized
   Gain/Loss.....................        .004          .675     (.065)    1.507    (2.927)        1.329
                                      -------       -------   -------   -------   -------       -------
Total from Investment
 Operations......................        .549         1.771     1.051     2.654    (1.746)        2.132
                                      -------       -------   -------   -------   -------       -------
Less:
 Distributions from Net
   Investment Income:
   Paid to Common Shareholders...        .390          .780      .790      .874      .938          .547
   Common Share Equivalent of
     Distributions Paid to
     Preferred Shareholders......        .157          .308      .314      .342      .244          .140
 Distributions from Net Realized
   Gain:
   Paid to Common Shareholders...         -0-           -0-       -0-       -0-      .034           -0-
   Common Share Equivalent of
     Distributions Paid to
     Preferred Shareholders......         -0-           -0-       -0-       -0-      .007           -0-
                                      -------       -------   -------   -------   -------       -------
Total Distributions..............        .547         1.088     1.104     1.216     1.223          .687
                                      -------       -------   -------   -------   -------       -------
Net Asset Value, End of the
 Period..........................     $14.354       $14.352   $13.669   $13.722   $12.284       $15.253
                                      =======       =======   =======   =======   =======       =======
Market Price Per Share at End of
 the Period......................     $13.125       $12.750   $11.750   $11.875   $10.750       $14.625
Total Investment Return at Market
 Price (b).......................       5.99%*       15.55%     5.69%    18.79%   (20.83%)        8.26%*
Total Return at Net Asset
 Value (c).......................       2.71%*       11.01%     5.58%    19.39%   (13.59%)       12.82%*
Net Assets at End of the Period
 (In millions)...................      $250.1        $250.1    $242.7    $243.3    $227.7        $259.8
Ratio of Expenses to Average Net
 Assets Applicable to Common
 Shares**........................       1.61%         1.65%     1.67%     1.77%     1.61%         1.49%
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares (d)...............       5.38%         5.67%     5.91%     6.14%     6.76%         5.97%
Portfolio Turnover...............          9%*          23%       24%       75%      165%          114%*
*  Non-Annualized
** Ratio of Expenses to Average
  Net Assets including Preferred
  Shares.........................       1.00%         1.01%     1.01%     1.06%      .99%         1.02%

(a) Net Asset Value at January 22, 1993, is adjusted for common and preferred share offering costs of $.217 per common share.

(b) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based upon NAV.

(d) Net Investment Income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Strategic Sector Municipal Trust (the "Trust") is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of municipal obligations from those market sectors which the Adviser feels will best meet the Trust's investment objective. The Trust commenced investment operations on January 22, 1993.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

D. ORGANIZATIONAL COSTS--The Trust has reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

the Trust's organization in the amount of $40,000. These costs were amortized on a straight line basis over the 60 month period ending January 21, 1998.

E. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 1997, the Trust had an accumulated capital loss carryforward for tax purposes of $15,498,839 which will expire between October 31, 2002 and October 31, 2004.

    At April 30, 1998, for federal income tax purposes, cost of long-term investments is $227,928,826; the aggregate gross unrealized appreciation is $20,205,130 and the aggregate gross unrealized depreciation is $138,508, resulting in net unrealized appreciation including open option transactions of $20,066,622.

F. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Trust's Investment Advisory Agreement, Van Kampen American Capital Investment Advisory Corp. ("the Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .65% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to VKAC, the Trust's Administrator, at an annual rate of .15% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the six months ended April 30, 1998, the Trust recognized expenses of approximately $1,800, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust of which a trustee of the Trust is an affiliated person.

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

    For the six months ended April 30, 1998, the Trust recognized expenses of approximately $36,500 representing VKAC's cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of VKAC. The Trust does not compensate its officers or trustees who are officers of VKAC.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

    At April 30, 1998, VKAC owned 6,700 common shares of the Trust.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $22,076,513 and $23,625,048, respectively.

4. DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Trust has a variety of reasons to use derivative instruments, such as to attempt to protect the Trust against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising an option contract or taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

    Summarized below are the specific types of derivative financial instruments used by the Trust.

A. OPTION CONTRACTS--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Trust to manage the portfolio's effective maturity and duration.

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

    Transactions in options for the six months ended April 30, 1998, were as follows:

                                                    CONTRACTS    PREMIUM
-------------------------------------------------------------------------
Outstanding at October 31, 1997...................     150       $ 43,321
Options Written and Purchased (Net)...............     400         79,585
Options Terminated in Closing Transactions
  (Net)...........................................    (150)       (43,321)
Options Expired (Net).............................    (200)       (31,199)
                                                    ------       --------
Outstanding at April 30, 1998.....................     200       $ 48,386
                                                    ======       ========

    The related futures contracts of the outstanding option transactions as of April 30, 1998, and the descriptions and market values are as follows:

                                                                       MARKET
                                                  EXPIRATION MONTH/   VALUE OF
                                     CONTRACTS     EXERCISE PRICE     OPTIONS
------------------------------------------------------------------------------
Municipal Bond Index
  June 1998--Written Puts
  (Current notional value of
  $121,063 per contract)............       200              Jun/118   $(68,750)
                                           ===                        ========

B. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Trust generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration. Upon entering into futures contracts, the Trust maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

    Transactions in futures contracts for the six months ended April 30, 1998, were as follows:

                                                             CONTRACTS
----------------------------------------------------------------------
Outstanding at October 31, 1997............................     -0-
Futures Opened.............................................     100
Futures Closed.............................................    (100)
                                                               ----
Outstanding at April 30, 1998..............................     -0-
                                                               ====

C. EMBEDDED CAPS--These securities, which are identified in the portfolio of investments, include a cap strike level such that the coupon payment may be supplemented by cap payments if the floating rate index upon which the cap is based

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

rises above the strike level. The price of these securities may be more volatile than the price of a comparable fixed rate security. The Trust invests in these instruments as a hedge against a rise in the short-term interest rates which it pays on its preferred shares.

5. PREFERRED SHARES
The Trust has outstanding 1,900 Auction Preferred Shares ("APS") in two series. Series A contains 1,000 shares while Series B contains 900 shares. Dividends are cumulative and the dividend rate for both Series is currently reset every 28 days through an auction process. At April 30, 1998, the average rate in effect was 3.586%. During the six months ended April 30, 1998, the rates ranged from 3.390% to 3.990%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

                           DIVIDEND REINVESTMENT PLAN

The Trust offers a Dividend Reinvestment Plan (the "Plan") pursuant to which Common Shareholders who are participants in the Plan may have dividends and capital gains distributions automatically reinvested in Common Shares of the Trust. All Common Shareholders are deemed to be participants in the Plan unless they specifically elect not to participate. Common Shareholders who elect not to participate in the Plan will receive all distributions of dividends and capital gains in cash paid by check mailed directly to the Common Shareholder by the Trust's dividend disbursing agent.

HOW THE PLAN WORKS
    State Street Bank and Trust Company, as your Plan Agent, serves as agent for the Common Shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gains distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new Common Shares in connection with the Plan. All reinvestments are in full and fractional Common Shares, carried to three decimal places.
    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN
The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS
You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW
All Common Shareholders of the Trust are deemed to be participants in the Plan unless they specifically elect not to participate. You may withdraw from the Plan at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

                          Van Kampen American Capital
                             Attn: Closed-End Funds
                              2800 Post Oak Blvd.
                               Houston, TX 77056

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

EQUITY FUNDS
Domestic
   MS Aggressive Equity
   VKAC Aggressive Growth
   MS American Value
   VKAC Comstock
   VKAC Emerging Growth
   VKAC Enterprise
   VKAC Equity Income
   VKAC Growth
   VKAC Growth and Income
   VKAC Harbor
   VKAC Pace
   VKAC Real Estate Securities
   MS U.S. Real Estate
   VKAC Utility
   MS Value
International/Global
   MS Asian Growth
   MS Emerging Markets
   MS Global Equity
   MS Global Equity Allocation
   VKAC Global Managed Assets
   MS International Magnum
   MS Latin American

FIXED-INCOME FUNDS
Income
   VKAC Corporate Bond
   MS Global Fixed Income
   VKAC Global Government Securities
   VKAC Government Securities
   VKAC High Income Corporate Bond
   MS High Yield
   VKAC High Yield
   VKAC Short-Term Global Income
   VKAC Strategic Income
   VKAC U.S. Government
   VKAC U.S. Government Trust for Income
   MS Worldwide High Income

Tax Exempt Income
   VKAC California Insured Tax Free
   VKAC Florida Insured Tax Free Income
   VKAC High Yield Municipal
   VKAC Insured Tax Free Income
   VKAC Intermediate Term Municipal Income
   VKAC Municipal Income
   VKAC New York Tax Free Income
   VKAC Pennsylvania Tax Free Income
   VKAC Tax Free High Income
Capital Preservation
   VKAC Limited Maturity Government
   VKAC Prime Rate Income Trust
   VKAC Reserve
   VKAC Senior Floating Rate
   VKAC Tax Free Money

   To find out more about any of these funds, ask your financial adviser for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

   To view a current Van Kampen American Capital or Morgan Stanley fund prospectus or to receive additional fund information, choose from one of the following:

   - visit our web site at WWW.VKAC.COM -- to view prospectuses, select Investors' Place, then Download a Prospectus

   - call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time (Telecommunications Device for the Deaf users, call 1-800-421-2833)

   - e-mail us by visiting WWW.VKAC.COM and selecting Investors' Place

          VAN KAMPEN AMERICAN CAPITAL STRATEGIC SECTOR MUNICIPAL TRUST

BOARD OF TRUSTEES
DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
DENNIS J. MCDONNELL*--Chairman
STEVEN MULLER
THEODORE A. MYERS
DON G. POWELL*
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
  Vice President


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

CUSTODIAN AND
TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1998
    All rights reserved.

(SM) denotes a service mark of
     Van Kampen American Capital Distributors, Inc.